Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CHISTE CORPORATION (the "Company") on Form 10-QSB for the period ending June 30, 2005, (the "Report"), the undersigned each, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date: August 15, 2005


                                            /s/ Leo Blomen
                                            ------------------------------------
                                            Leo Blomen
                                            Chief Executive Officer


                                            /s/ Joshua Tosteson
                                            ------------------------------------
                                            Joshua Tosteson
                                            President


                                            /s/ Scott Schecter
                                            ------------------------------------
                                            Scott Schecter
                                            Chief Financial Officer


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